UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
May 10, 2010
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 10, 2010, the Compensation Committee (the “Committee”) of Lender Processing Services, Inc. (the “Company”) approved awards of options and restricted stock to our directors and certain of our executives, including our named executive officers, pursuant to the Company’s 2008 Omnibus Incentive Plan (the “Omnibus Plan”). Our named executive officers, who include Lee A. Kennedy, Jeffrey S. Carbiener, Francis K. Chan, Daniel T. Scheuble and Eric D. Swenson, received awards of options and restricted stock in the following amounts:

		Shares of
Name	No. of Options	Restricted Stock
Lee A. Kennedy	108,000	31,560
Jeffrey S. Carbiener	297,000	87,000
Francis K. Chan	47,000	13,900
Daniel T. Scheuble	108,000	31,560
Eric D. Swenson	108,000	31,560
     The stock options awarded by the Committee have an exercise price equal to the fair market value of a share of our common stock on the date of grant, vest proportionately each year over three years based on continued employment with us, and have a seven-year term.
     The restricted stock awarded by the Committee vests proportionately each year over three years based on the executive’s continued employment with the Company, subject to achievement of a performance-based vesting condition. Dividends on the restricted stock will be accrued during the restricted period, and will be paid only if and when the restricted shares to which the dividends relate vest. In addition, following the vesting of the restricted stock, our executive officers must hold one-half of the after-tax shares for six months following vesting. This description of the terms and conditions of the options and restricted shares awarded by the Committee is qualified in its entirety by the terms and conditions of the Omnibus Plan and the related award agreements, which are exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

99.1	Lender Processing Services, Inc. 2008 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on July 9, 2008).
99.2	Form of Stock Option Agreement and Notice of Stock Option Grant under Lender Processing Services, Inc. 2008 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K filed on August 14, 2008).
99.3	Form of Performance-Based Restricted Stock Award Agreement and Notice of Performance-Based Restricted Stock Grant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: May 12, 2010	By:	/s/ Todd C. Johnson
Todd C. Johnson
Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.3	Form of Performance-Based Restricted Stock Award Agreement and Notice of Performance-Based Restricted Stock Grant.